UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2016 (August 3, 2016)

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

300 First Stamford Place, 5th Floor Stamford, CT 06902
(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code): (212) 785-2500

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.     Material Modifications to the Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the disclosure contained in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 3, 2016, Eagle Bulk Shipping Inc., a Republic of the Marshall Islands corporation (the “Company”), filed its Third Amended and Restated Articles of Incorporation (the “Third A&R Articles”) with the Registrar of Corporations of the Republic of the Marshall Islands (the “Registrar”) to implement a 1-for-20 Reverse Stock Split of the Company’s issued and outstanding shares of common stock, par value US$0.01 per share (the “Common Stock”), expected to become effective at 5:00 p.m., Eastern Time, on August 4, 2016 (the “Reverse Stock Split”), and to restate the articles of incorporation of the Company in their entirety. On August 2, 2016, the Company received shareholder approval to effect the Reverse Stock Split at a ratio between 1-for-10 and 1-for-50, with such ratio to be determined by the Chairman of the Company’s Board of Directors (the “Chairman”), which the Chairman determined to be 1-for-20. The Reverse Stock Split is intended to bring the Company into compliance with the $1.00 minimum average closing share price requirement for continued listing on the NASDAQ Global Select Market (the “NASDAQ”). In addition, the effectiveness of the Reverse Stock Split is also (i) a requirement under the Company’s previously announced Second Lien Loan Agreement, by and among Eagle Shipping LLC, a wholly-owned subsidiary of the Company, the guarantors and lenders thereunder and Wilmington Savings Fund Society, FSB as agent for such lenders, and (ii) a condition to the consummation of each of the Company’s previously announced Common Stock Purchase Agreements, dated July 1, 2016 and July 10, 2016, respectively, each by and among the Company and the purchasers party thereto.

The Company’s Common Stock is expected to begin trading on a split-adjusted basis on the NASDAQ at the market open on August 5, 2016. The Company’s Common Stock will continue to trade under the symbol “EGLE” but will have a new CUSIP number (Y2187A 143).

Upon the effectiveness of the Reverse Stock Split, every 20 shares of issued and outstanding Common Stock will be combined into one issued and outstanding share of Common Stock, with no change in par value per share. The Reverse Stock Split will reduce the number of shares of the Company’s outstanding Common Stock from approximately 376.1 million shares to approximately 18.8 million shares. No fractional shares will be issued as a result of the Reverse Stock Split. Any fractional shares that would have resulted will be settled in cash.

Proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all of the Company’s outstanding warrants, and to the exercise price and number of shares issuable upon the exercise of the options outstanding under the Company’s 2014 Equity Incentive Plan.

Shareholders holding share certificates will receive information from Computershare, Inc., the Company’s transfer agent, regarding the process for exchanging their shares of Common Stock. Shareholders who hold their shares in brokerage accounts or in “street name” will not be required to take any action to effect the exchange of their shares.

The foregoing description of the Reverse Stock Split does not purport to be complete and is qualified in its entirety by reference to the Third A&R Articles, which are filed as Exhibit 3.1 hereto and are incorporated into this report by reference.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbor provided for under these sections. These statements may include words such as “believe,” “estimate,” “project,” “intend,” “expect,” “plan,” “anticipate,” and similar expressions in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements reflect management’s current expectations and observations with respect to future events and financial performance. Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements.

The principal factors that affect our financial position, results of operations and cash flows include, charter market rates, which have declined significantly from historic highs, periods of charter hire, vessel operating expenses and voyage costs, which are incurred primarily in U.S. dollars, depreciation expenses, which are a function of the cost of our vessels, significant vessel improvement costs and our vessels’ estimated useful lives, and financing costs related to our indebtedness. Our actual results may differ materially from those anticipated in these forward- looking statements as a result of certain factors which could include the following: (i) changes in demand in the dry bulk market, including, without limitation, changes in production of, or demand for, commodities and bulk cargoes, generally or in particular regions; (ii) greater than anticipated levels of dry bulk vessel new building orders or lower than anticipated rates of dry bulk vessel scrapping; (iii) changes in rules and regulations applicable to the dry bulk industry, including, without limitation, legislation adopted by international bodies or organizations such as the International Maritime Organization and the European Union or by individual countries; (iv) actions taken by regulatory authorities; (v) changes in trading patterns significantly impacting overall dry bulk tonnage requirements; (vi) changes in the typical seasonal variations in dry bulk charter rates; (vii) changes in the cost of other modes of bulk commodity transportation; (viii) changes in general domestic and international political conditions; (ix) changes in the condition of the Company’s vessels or applicable maintenance or regulatory standards (which may affect, among other things, our anticipated drydocking costs); (x) the outcome of legal proceedings in which we are involved; and (xii) and other factors listed from time to time in our filings with the SEC.

We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. If we update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Item 7.01. Regulation FD.

On August 3, 2016, the Company issued a press release announcing that the Company will host a teleconference and webcast at 8:30 a.m., Eastern Time, on August 9, 2016 to discuss the Company’s second quarter 2016 financial results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no statement or admission as to the materiality of any information in this Item 7.01 or the exhibit attached hereto.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Third Amended and Restated Articles of Incorporation of Eagle Bulk Shipping Inc.
99.1	Press release, issued by Eagle Bulk Shipping Inc., dated August 3, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: August 4, 2016	By:	/s/ Adir Katzav
	Name:	Adir Katzav
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Third Amended and Restated Articles of Incorporation of Eagle Bulk Shipping Inc.
99.1	Press release, issued by Eagle Bulk Shipping Inc., dated August 3, 2016.